June 27, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Spire International Corp. - Form 8-K

Ladies and Gentlemen:

Submitted herewith is a Form 8-K in connection with Spire
International Corp. This filing is being effected by direct transmission via the Commission's EDGAR System. No fee is required in connection with this filing. If you have any questions concerning this material, please contact the undersigned or Brian
G. Lloyd at (801) 532-7840.

                      Sincerely,

                      /s/ SUSAN ALLEN

                      Susan Allen
                      Legal Assistant



Enclosure
cc:  Spire International Corp.
Brian G. Lloyd














______________________________________________________________________________

       SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C. 20549

               ___________________

                   FORM 8-K

                 CURRENT REPORT

             ___________________

     Pursuant to Section 13 or 15(d) of
     the Securities Exchange Act of 1934

             ___________________
Date of Report (Date of earliest event reported):  June 18, 1996

             ___________________

          SPIRE INTERNATIONAL CORP.
- ------------------------------------------------------
(Exact name of registrant as specified in its charter)
          Utah                         0-6425                   87-0284979
- -------------------------------   ---------------------     -------------------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
incorporation)                                               Identification No.)

                       311 North State Street
                          Orem, Utah 84057
- ----------------------------------------------------------------
(Address of principal executive offices, including zip code)

                           (801) 226-3355
      ------------------------------------------------------
      (Registrant's telephone number, including area code)

                  Amacan Resources Corporation
   ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year.

          On June 18, 1996, the Registrant's Board of Directors adopted resolutions providing that effective June 18, 1996 the Registrant will change its fiscal year from a fiscal year ending April 30 to a fiscal year ending March 31. The Company's report covering the resulting transition period will be filed on Form 10-QSB for the transition period ending June 30, 1996.


                                                        SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SPIRE INTERNATIONAL CORP.



                                               /s/ ROBERT K. BENCH
                                               Robert K. Bench
                                               President

Date: June 19, 1996.